UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 19, 2012

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20525 NORDHOFF STREET, SUITE 200
CHATSWORTH, CALIFORNIA 91311
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 19, 2012, Image Entertainment, Inc. (the "Company") filed with the Secretary of State of the State of Delaware, effective upon filing, a certificate eliminating (the "Certificate of Elimination") from the Company’s Certificate of Incorporation, as amended, all matters set forth in that certain Certificate of Designation with respect to the Series C Junior Participating Preferred Stock.  A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Certificate of Incorporation and Bylaws of the Company as in effect immediately prior to the effective time of the Image Merger became the Certificate of Incorporation and Bylaws of the Company following completion of the Image Merger.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)           The Company held a special meeting of stockholders on September 20, 2012 (the “Special Meeting”).  The final results of voting for each matter submitted to a vote of stockholders at the Special Meeting are set forth below.  As disclosed in the Company's Proxy Statement for the Special Meeting, each outstanding share of the Company's common stock entitled its holder to one vote on each matter voted on at the Special Meeting.

(b)

1.	To approve and adopt the Agreement and Plan of Merger, dated as of April 2, 2012, between the Company and RLJ Acquisition, Inc.

For	Against	Abstain	Broker Non-Votes
238,964,497	3,085,421	4,974	0

2.	To approve and adopt the 2012 Incentive Compensation Plan of RLJ Entertainment, Inc.

For	Against	Abstain	Broker Non-Votes
238,784,130	3,224,778	45,984	0

3.	To approve on a non-binding, advisory basis, the merger-related compensation arrangements of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
290,354,916	1,497,191	202,785	0

Item 7.01	Regulation FD Disclosure

On September 20, 2012, the Company issued a press release announcing the voting results of the special meeting of stockholders held on September 20, 2012.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Elimination with respect to Series C Junior Participating Preferred Stock of Image Entertainment, Inc.

99.1	Press Release of Image Entertainment, Inc. dated September 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

	By:	/s/ Theodore S. Green
Date: September 20, 2012		Theodore S. Green
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Elimination with respect to Series C Junior Participating Preferred Stock of Image Entertainment, Inc.

99.1	Press Release of Image Entertainment, Inc. dated September 20, 2012.